American Beacon S&P 500 Index Fund
American Beacon Small Cap Index Fund
American Beacon International Equity Fund

Supplement dated October 15, 2013
to the
Statement of Additional Information dated April 30, 2013

The information below supplements the Statement of Additional Information dated April 30, 2013 and is in addition to any other supplement(s):

In the “Management, Administrative, and Distribution Services” section on page 23, the third paragraph, Management Fees and Subadvisor Fees tables and the paragraph following the tables are deleted and replaced with the following:

The American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund invest all of their investable assets in corresponding portfolios of the Quantitative Master Series LLC (“Index LLC”) with similar names and identical investment objectives. The Index LLC is managed by BlackRock. BlackRock, on behalf of the Master Small Cap Index Series and Master International Index Series of the Index LLC, has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”). BIM is responsible for the day-to-day management of corresponding portfolios of the Index LLC.  Total management fees paid by the Small Cap Index Fund to the Manager, BlackRock and BIM for the fiscal years ended December 31, 2010, 2011, and 2012 were $3,006, $2,167, and $8,403, respectively.  Total management fees paid by the International Equity Index Fund to the Manager, BlackRock and BIM for the fiscal years ended December 31, 2010, 2011, and 2012 were $48,294, $54,701, and $124,446, respectively.  The American Beacon S&P 500 Index Fund invests all of its investable assets in the State Street Equity 500 Index Portfolio (the “Portfolio”). SSgA FM serves as investment advisor, and State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent to the Portfolio.  For SSgA FM’s services as investment advisor, and State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary audit and legal expenses), State Street receives a unitary fee, calculated daily, at an annual rate of 0.045% of the average daily net assets of the State Street Portfolio.  Total fees paid to State Street by the S&P 500 Index Fund for the fiscal years ended December 31, 2010, 2011, and 2012 were $157,663, $183,250, and $246,986, respectively.

The Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the Funds for the fiscal years ended December 31, 2010, 2011, and 2012 were $388,165, $449,137 and $545,901, respectively.

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